Exhibit 99.1

Grubb & Ellis Company Investor Presentation September 2010

1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include assumptions regarding expectations or estimates of future financial and operating results or events, industry and market trends and other market opportunities for Grubb & Ellis. The information in this presentation discusses the state of Grubb & Ellis' business as of the date of presentation. Grubb & Ellis does not assume any obligation to update or correct any information covered herein. There are a number of risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our annual report on Form 10-K/A, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. We may make certain statements during the course of this presentation which include references to "non-GAAP financial measures," as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward Looking Statements

2 Leading Provider of Real Estate Services & Investment Management At a Glance as of June 30, 2010 Highly Recognized Brand Founded 1958 Stock NYSE: GBE Footprint* 120 offices 6,000+ employees 1,600 brokers Assets under Management $5.5 billion; 29 states SF under Management 240 million Transaction Services Management Services Corporate Services Investment Services Consulting Services Real Estate Investment Trusts Institutional Funds Mutual Funds Recovering U.S. commercial real estate market Large, highly fragmented industry Substantial ongoing consolidation Corporate outsourcing trend Unique market position Scalable infrastructure 52-year history Broad owned office footprint Established affiliate platform 120 offices across United States* and select international sites Proprietary research with 120+ local research professionals nationwide Integrated Platform Attractive Market Opportunity *Includes Grubb & Ellis affiliates

3 Competitive Landscape Competitors Selling Point Grubb & Ellis Advantage Global Firms Size / Coverage One of the largest sales and management teams, yet nimble enough to provide personal attention and customized solutions for each client Boutique Firms Niche market focus Strong emphasis on industry and service specialization, with ability to draw from national platform that offers full range of real estate capabilities Local Firms Local market knowledge Tenured brokerage professionals and in-house research capabilities in more than 100 markets, plus technology tools and marketing support to turn data into valuable insight for clients Real Estate Networks Coverage Large national footprint combined with sound operational platform that ensures control and consistency across markets ? ? ? ?

4 Market Dynamics Industry Sales Volume Source: Real Capital Analytics Sources: CoStar (retail), Reis (multifamily), Grubb & Ellis (office & industrial) 68% Market fundamentals appear to have turned the corner

5 Market Dynamics Sources: MIT Center for Real Estate, Grubb & Ellis as of June 2010 Source: U.S. Bureau of Labor Statistics Moody's/Real CPPI Dec. 2000 = 1.0 Prices have stabilized despite labor market weakness

6 Business Overview: Real Estate Services 1,600 brokers*; 120 offices 2009 revenue: $173.4 million Agency leasing Asset acquisition & disposition Capital markets Consulting Real estate finance Tenant representation Valuation *880 brokers in company-owned offices at June 30, 2010 240 MSF under management 2009 revenue: $274.7 million Asset management Facility management Property management Lease administration Portfolio management Project management

7 Increased Broker Production * From July 2008 through June 2010. Broker production figures represent trailing three-year average annual production. 40% increase 151 brokers at $680K gained * 176 brokers at $200K replaced Transaction Services Revenue ($ in millions) $38.9 $54.7 $0.0 $15.0 $30.0 $45.0 $60.0 Q2'09 Q2'10 Results Through Increased Broker Production

8 Grubb & Ellis Landauer Appraisal & Valuation Led by industry veterans Doug Haney and Ed Alegre Operational September 2010 8-10 offices and 100 appraisers in place by year-end Capital Markets Continue to add investment sales talent and build debt & equity capability Financial Services Asset Management Current receivership, project management, property management and transaction services assignments exceed $1.8 billion in asset value Awarded 19 new listing assignments in May/June 2010 New Services

Business Overview: Investment Management 2009 revenue: $57.3 million Products include: Non-traded REITs: Yield-driven products sold to retail investors through broker-dealer network Mutual funds Non-traded REIT industry total equity raise projected to grow 25% year-over-year Expand broker-dealer relationships to grow equity raise LPL Financial agreement significantly increases number of financial advisors able to offer Grubb & Ellis Healthcare REIT II to their clients Expect equity raise to increase in second half of 2010 and 2011 9

10 Revenue $140.7 million Adjusted EBITDA ($5.3) million 11% revenue growth 43% adjusted EBITDA improvement Second Quarter 2010 Results

11 Transaction Services revenue 40% Leasing 29% Sales 114% Strong showing for brokerage business Management Services revenue 5% Continues to win business in competitive environment Investment Management revenue 36% Results affected by slower than anticipated REIT equity raise Significant new relationship for Grubb & Ellis Healthcare REIT II Snapshot of Businesses

Revenue $273.2 million Adjusted EBITDA ($16.4) million 12 First Half 2010 Financial Results 10% revenue growth 36% adjusted EBITDA improvement

13 Balance Sheet Data Cash: $42.1 million at June 30, 2010 Debt (1) No near-term debt maturities $16.3 million senior notes mature 2013 (2) $31.5 million convertible notes mature 2015 $10.0 million recourse mortgage debt matures 2017 (1) Excludes $97M of non-recourse mortgage debt maturing $37M in 2014 and $60M in 2017. (2) Assumes exercise by company of two one-year extension options.

14 2010 Financial Guidance * Excludes rental revenue related to assets held for investment

15 Excludes debt service on assets held for investment, amortization of initial purchaser discount and offering expenses and capital expenditures Fixed Charge Coverage Ratio Convertible preferred Senior notes Convertible notes $10-$15M $14.6M ..68x 1.03x

16 Our Opportunity Leverage growth initiatives into a recovering U.S. commercial real estate market By 2013: Industry leader that continues to recruit and retain top talent Preferred corporate services provider to Fortune 1000 Property management portfolio totaling 500 million square feet Leading sponsor of non-traded REITs as measured by equity raised and shareowner returns

Appendix 17

GRUBB & ELLIS
From Insight to Results

Reconciliation of Net Loss to Adjusted EBITDA

(in thousands)
(unaudited)

	Year Ended	Three Months Ended		Six Months Ended	
	December 31, 2009	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net loss attributable to Grubb & Ellis Company	$ (78,838)	$ (17,459)	$ (32,808)	$ (41,240)	$ (74,310)
Discontinued operations	(2,486)	-	961	-	470
Interest expense	15,446	2,729	5,113	5,048	8,749
Interest income	(555)	(116)	(139)	(162)	(284)
Depreciation and amortization	12,324	3,370	2,423	6,628	4,864
Intangible asset impairment	738	1,025	-	1,639	-
Taxes	(1,175)	104	629	250	310
EBITDA (1)	(54,546)	(10,347)	(23,821)	(27,837)	(60,201)
Gain related to the repayment of the credit facility, net	(21,935)	-	-	-	-
Charges related to sponsored programs	23,348	1,068	9,744	1,687	14,421
Real estate related impairment	17,372	1,553	1,950	1,823	14,222
Stock based compensation	10,876	2,778	3,217	5,797	6,181
Amortization of signing bonuses	7,535	1,742	1,862	3,549	3,815
Severance and other charges	-	297	-	3,027	-
Real estate operations	(7,959)	(1,945)	(2,335)	(4,011)	(4,300)
Other	1,319	(462)	94	(462)	94
Adjusted EBITDA (1)	$ (23,990)	$ (5,316)	$ (9,289)	$ (16,427)	$ (25,768)

(1) EBITDA represents earnings before net interest expense, interest income, income taxes, depreciation, amortization, discontinued operations and impairments related to intangible assets. Management believes EBITDA is useful in evaluating our performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisition, which items may vary for different companies for reasons unrelated to overall operating performance. Management uses Adjusted EBITDA as an internal management measure for evaluating performance and as a significant component when measuring performance under employee incentive programs. Management considers Adjusted EBITDA an important supplemental measure of our performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present Adjusted EBITDA when reporting their results. Management also believes that Adjusted EBITDA is a useful tool for measuring our ability to meet its future capital expenditures and working capital requirements. EBITDA and Adjusted EBITDA are non-GAAP measures of performance. EBITDA and Adjusted EBITDA are not substitutes for GAAP net income or cash flow and do not provide a measure of our ability to fund future cash requirements. Other companies may calculate EBITDA and Adjusted EBITDA differently than we have and, therefore, EBITDA and Adjusted EBITDA have material limitations as a comparative performance measure. Furthermore, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow for management's discretionary use, as they do not consider certain cash requirements such as tax and debt service payments.

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